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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Capstone Turbine Corporation on Form S-8 of our report dated March 28, 2002 appearing in the Annual Report on Form 10-K of Capstone Turbine Corporation for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Los Angeles, California
November 12, 2002